                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    SALOMON BROTHERS HIGH INCOME FUND INC
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                     SALOMON BROTHERS HIGH INCOME FUND INC
                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                  March 12, 1997

To the Stockholders:

     The Annual Meeting of Stockholders of Salomon Brothers High Income Fund Inc (the 'Fund') will be held at 7 World Trade Center, New York, New York on the 2nd Floor, on Thursday, April 17, 1997, at 10:00 a.m., for the purposes of considering and voting upon the following:

          1. The election of directors (Proposal 1):

          2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the fiscal year ending December 31, 1997 (Proposal 2); and

          3. Any other business that may properly come before the meeting.

     The close of business on February 19, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                         By Order of the Board of Directors,
                                         Jennifer G. Muzzey
                                         Secretary

        TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                      VALID SIGNATURE
          ----------------------------------------  ----------------------------
          CORPORATE ACCOUNTS
          ----------------------------------------
          (1) ABC Corp. ..........................  ABC Corp.
          (2) ABC Corp. ..........................  John Doe, Treasurer
          (3) ABC Corp. ..........................  John Doe
                                                    c/o John Doe, Treasurer
          (4) ABC Corp. Profit Sharing Plan ......  John Doe, Trustee

          TRUST ACCOUNTS
          ----------------------------------------
          (1) ABC Trust ..........................  Jane B. Doe, Trustee
          (2) Jane B. Doe, Trustee ...............  Jane B. Doe
                                                    u/t/d 12/28/78

          CUSTODIAL OR ESTATE ACCOUNTS
          ----------------------------------------
          (1) John B. Smith, Cust. ...............  John B. Smith
                                                    f/b/o John B. Smith, Jr.
                                                    UGMA
          (2) John B. Smith ......................  John B. Smith, Jr., Executor

                     SALOMON BROTHERS HIGH INCOME FUND INC
                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048

                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers High Income Fund Inc (the 'Fund') of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York on the 2nd floor, on Thursday, April 17, 1997 at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the 'Meeting'). This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 12, 1997. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR proposal 2. The close of business on February 19, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On February 19, 1997, there were 4,772,391 shares of the Fund's Common Stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ('SBAM'), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser and administrator.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class III Directors to serve until the year 2000 Annual Meeting of Stockholders, or thereafter when their respective successors are elected and qualified. The terms of office of the Class I Directors and Class II Directors expire at the 1998 and 1999 Annual Meetings of

Stockholders, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees named below. Each of the nominees for election currently is a member of the Fund's Board of Directors. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning each nominee for election as a director:

                                                                 COMMON STOCK
                                                              BENEFICIALLY OWNED,
                                                                  DIRECTLY OR
                                                                INDIRECTLY, ON
                                                               DECEMBER 31, 1996
NOMINEES AND PRINCIPAL OCCUPATIONS DURING    DIRECTOR         -------------------
           THE PAST FIVE YEARS                SINCE     AGE        SHARES(A)
------------------------------------------   --------   ---   -------------------
NOMINEES TO SERVE UNTIL THE YEAR 2000
    ANNUAL MEETING OF STOCKHOLDERS
CLASS III DIRECTORS
Allan C. Hamilton, formerly Vice President    1993      75           1,098
    and Treasurer, Exxon Corporation.
Michael S. Hyland*, Chairman and              1993      51           1,000
    President; President and Managing
    Director, Salomon Brothers Asset
    Management Inc and Managing Director,
    Salomon Brothers Inc.

     The following table provides information concerning the remaining directors of the Fund:


                                                                 COMMON STOCK
                                                              BENEFICIALLY OWNED,
                                                                  DIRECTLY OR
                                                                INDIRECTLY, ON
                                                               DECEMBER 31, 1996
DIRECTORS AND PRINCIPAL OCCUPATIONS DURING   DIRECTOR         -------------------
           THE PAST FIVE YEARS                SINCE     AGE        SHARES(A)
------------------------------------------   --------   ---   -------------------
DIRECTORS SERVING UNTIL 1998 ANNUAL
    MEETING OF STOCKHOLDERS
CLASS I DIRECTORS
Daniel P. Cronin, Member of Audit               1993    51            -0-
    Committee; Vice President and General
    Counsel, Pfizer International Inc.;
    Senior Assistant General Counsel,
    Pfizer Inc.
Jeswald W. Salacuse, Member of Audit            1993    59            200
    Committee; Henry J. Braker Professor
    of Commercial Law and formerly Dean,
    The Fletcher School of Law & Diplo-
    macy, Tufts University.
DIRECTORS SERVING UNTIL 1999 ANNUAL
    MEETING OF STOCKHOLDERS
CLASS II DIRECTORS
Charles F. Barber, Member of Audit              1993    80           1,000
    Committee; Consultant; formerly
    Chairman of the Board, ASARCO
    Incorporated.
Thomas W. Brock*, Chairman, Chief               1995    48           1,000
    Executive Officer and Managing
    Director, Salomon Brothers Asset
    Management Inc; Managing Director and
    Member of the Management Board of
    Salomon Brothers Inc.
Riordan Roett, Member of the Audit              1995    58            -0-
    Committee; Professor and Director,
    Latin American Studies Program, Paul
    H. Nitze School of Advanced
    International Studies, Johns Hopkins
    University.

------------------
     * 'Interested person,' as defined in the Investment Company Act of 1940, as amended (the '1940 Act').
      (A) The holdings of no nominee represented more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.

     Each of the nominees and directors also serves as directors of certain other U.S.-registered investment companies, as described below. Messrs. Hyland and Barber serve as directors for thirteen other investment companies advised by SBAM. Mr. Barber also serves as a director of six other investment companies advised by investment advisory affiliates of Smith Barney Inc. and as a director of two other investment companies advised by Advantage Advisers, Inc. Mr. Hamilton also serves as a director of four other investment companies advised by SBAM. Mr. Cronin also serves as a director of four other investment companies advised by SBAM.

Mr. Salacuse also serves as a director of three other investment companies advised by Advantage Advisers, Inc. Messrs. Salacuse and Roett also serve as directors of six other investment companies advised by SBAM, Mr. Brock also serves as a director of five other investment companies advised by SBAM.

     At December 31, 1996, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Common Stock. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's shares of Common Stock outstanding, at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 4,177,387 shares, equal to approximately 87% of the outstanding shares of the Fund.

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require that the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, SBAM, and SBAM's directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York State Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements.

     The Fund's executive officers are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Hyland, the current executive officers of the Fund are:

                                                               OFFICER
           NAME                        OFFICE                   SINCE         AGE
---------------------------  ---------------------------       -------        ----
Peter J. Wilby               Executive Vice President           1993           37
Thomas K. Flanagan           Executive Vice President           1994           42
Beth Semmel                  Executive Vice President           1996           36
Maureen O'Callaghan          Executive Vice President           1996           32
James E. Craige              Executive Vice President           1996           28
Lawrence H. Kaplan           Executive Vice President           1995           40
Alan M. Mandel               Treasurer                          1995           39
Jennifer G. Muzzey           Secretary                          1997           37

     Mr. Wilby has also been Managing Director of SBAM and Salomon Brothers Inc

('SBI') since January 1996. Prior to January 1996, he was a Director of SBAM and SBI. Mr. Flanagan has also been a Director of SBAM and SBI since July 1991. Mr. Kaplan has also been a Vice President and Chief Counsel of SBAM and a Vice President of SBI since May 1995. Prior to May 1995, he was Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc. and a Senior Vice President of Kidder, Peabody & Co. Incorporated. Mr. Mandel has also been a Vice President of SBAM and SBI since January 1995. From October 1991 through December 1994, he was Chief Financial Officer of Hyperion Capital Management Inc. and prior to October 1991, he was Vice President of Mitchell Hutchins Asset Management Inc. Ms. Muzzey has also been an employee of SBAM since June 1994 and was Assistant Vice President of SunAmerica Asset Management Corporation prior to June 1994.

     The Fund's Audit Committee is composed of Messrs. Barber, Cronin, Salacuse and Roett. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met once during the fiscal year ended December 31, 1996. The Fund has no nominating or compensation committees.

     During the fiscal year ended December 31, 1996, the Board of Directors met five times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible, except for Mr. Cronin.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to the directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director for the fiscal year ended December 31, 1996. Certain of the directors listed below are members of the Audit Committee of the Fund and other committees of certain other investment companies advised by SBAM and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended December 31, 1996 by the Fund to Messrs. Brock and Hyland who, as employees of SBAM, are 'interested persons,' as defined in the 1940 Act.


                                                                  TOTAL COMPENSATION
                                                                   FROM OTHER FUNDS    TOTAL COMPENSATION
                                                    AGGREGATE      ADVISED BY SBAM     ------------------
                                                  COMPENSATION    ------------------
NAME OF DIRECTORS                                 FROM THE FUND                         DIRECTORSHIPS(A)
------------------------------------------------  -------------    DIRECTORSHIPS(A)
Charles F. Barber...............................     $ 9,200           $ 99,031(13)         $108,233(14)
Daniel P. Cronin................................     $ 7,800           $ 19,433(4)          $ 27,233(5)
Allan C. Hamilton...............................     $ 9,200           $ 34,100(4)          $ 43,300(5)
Riordan Roett...................................     $ 9,200           $ 49,200(6)          $ 58,400(7)
Jeswald W. Salacuse.............................     $ 9,200           $ 49,200(6)          $ 58,400(7)

------------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT 'INTERESTED PERSONS,' UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE 'FOR' EACH OF THE NOMINEES FOR DIRECTOR.

        PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund has selected Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1997. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by Price Waterhouse LLP that at December 31, 1996, neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be available at the Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he chooses to do so.

REQUIRED VOTE

     Ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants requires the affirmative vote of the holders of a majority of the shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of this proposal, abstentions and broker non-votes will not be considered to be votes cast for the foregoing purpose.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT 'INTERESTED PERSONS,' UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE 'FOR' RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 1998 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 12, 1997.

                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended December 31, 1996 is available, free of charge, by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-800-SALOMON.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

March 12, 1997

                    SALOMON BROTHERS HIGH INCOME FUND INC
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lawrence H. Kaplan, Alan M. Mandel, Robert J. Leonard, Jennifer G. Muzzey and Noel B. Daugherty, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers High Income Fund Inc (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York on the 2nd Floor, on Thursday, April 17, 1997, at 10:00 a.m., New York time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and FOR proposal 2.
Please refer to the Proxy Statement for a discussion of the Proposals.

                            (CONTINUED ON REVERSE SIDE)

      Please mark your                                                                                                     |
A /x/ votes as in this                                                                                                     |
      example.                                                                                                             -----

                      FOR ALL               WITHHOLD
              Nominees listed at right  Authority to vote                                                     FOR  AGAINST  ABSTAIN
               (except as marked to      for as nominees  Nominees: Class III:        2. The ratification of /  /   /  /     /  /
                the contrary below)      listed at right            Allan C. Hamilton    the selection of Price
1. Election of        /   /                   /   /                 Michael S. Hyland    Waterhouse LLP as independent
   Directors                                                                             accountants of the Fund for the fiscal
                                                                                         year ending December 31, 1997.

(INSTRUCTION: To withhold the authority to vote for
any individual nominee(s) write the name of the                                       3. Any other business that may properly come
nominee(s) on the line below.)                                                           before the meeting.

-------------------------------------------------                                          I will be attending the meeting. /   /

                                                                                      Please Complete. Sign and Date hereon and Mail
                                                                                      in Accompanying Postpaid Envelope.

SIGNATURE______________________________________  DATE______________  ____________________________________________  DATE_____________
                                                                             SIGNATURE IF HELD JOINTLY


NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer please give your full title.